Cyxtera Management, Inc. Long-Term Incentive Plan	12 Months Ended
Dec. 31, 2021
Incentive Distribution, Managing Member or General Partner [Abstract]
Cyxtera Management, Inc. Long-Term Incentive Plan

Note 16. Cyxtera Management, Inc. Long-Term Incentive Plan
On February 13, 2018, Cyxtera Management Inc. (“Management Company”) adopted the Cyxtera Management, Inc. Long-Term Incentive Plan (the “LTI Plan”). The purpose of the LTI Plan is to retain key talent, attract new employees, align particular behavior with the common goals of profitability and revenue growth, provide incentive awards, the value of which are tied to the equity value of SIS, and to create an opportunity for certain key employees to participate in value creation.
The value of award units under the LTI Plan is tied to SIS’s equity value. Award units entitle the holder to share in the equity appreciation of SIS upon an exit event or an initial public offering. Except in the case of an initial public offering, any payments in respect of the awards are expected to be made in cash. In an initial public offering, payment may be made in the stock of the initial public offering vehicle. Payout is estimated to range between $0 and $70.0 million, depending on a multiple based on the results of the exit event or initial public offering. While awards under the LTI Plan vest, to the extent there is no exit event or an initial public offering, the awards expire after seven years from the grant date. The Company has determined that no expense or liability should be recognized under this LTI Plan until an exit event or initial public offering occurs.
As described in Note 1, on February 21, 2021, Cyxtera entered into the Merger Agreement, which closed on July 29, 2021. Pursuant to the Merger Agreement, the Company caused its subsidiaries to declare an “Early Settlement Event” under (resulting in the final settlement of) the LTI Plan and any award agreements thereunder, without liability to the Company or any of its subsidiaries.